UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

Motorcar Parts of America, Inc.

(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MPAA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 30, 2020, Jamy P. Rankin was unanimously appointed as a member of the Board of Directors of Motorcar Parts of America (“MPA”), effective immediately.

Jamy P. Rankin is the retired President and Chief Executive Officer of Ford Component Sales, LLC. a wholly owned subsidiary of Ford Motor Company (2012- 2016).  As President and CEO, she led the company through double digit growth for three consecutive years through collaboration, market penetration and product offering expansion.  She also created a strategic plan for international growth in Brazil, China, and Mexico.  Jamy managed four operational divisions and supporting functions including finance, engineering, information technology, and human resources. Ms. Rankin was at Ford from 2001 till her retirement in 2016, where she held positions of increasing responsibility and breadth throughout her tenure.   Before arriving at Ford, she led marketing and sales organizations at Case New Holland and Navistar. Since 2016, she has been the CEO of Rankin Group, a private consulting firm.

Ms. Rankin currently serves on the boards of Bronner Brothers Inc., and the visiting committee at the University of Pittsburgh, school of engineering.  Previously she served on the board of Ford Component Sales LLC., the Pittsburgh Opera, and the Board of Visitors for Howard University’s school of business.  She currently is the co-owner and General Manager of River Forest Country Club.

Jamy received her Bachelor of Science degree in Industrial Engineering from the University of Pittsburgh and her Masters of Business Administration,  Marketing and Strategic Planning degree from the University of Chicago.

Ms. Rankin shall receive the same cash and equity compensation as other MPA directors.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is furnished with this Current Report:

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 4, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: January 4, 2021	/s/ Juliet Stone
Juliet Stone
Vice President and General Counsel